INVESTMENTS IN DIRECT FINANCING LEASES	6 Months Ended
Jun. 30, 2015
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN DIRECT FINANCING LEASES
INVESTMENTS IN DIRECT FINANCING LEASES
As at June 30, 2015, the Company had 12 VLCCs and five Suezmax tankers on charter to Frontline Shipping Limited (“Frontline Shipping”) on long-term, fixed rate time charters which extend for various periods depending on the age of the vessels, ranging from approximately three to 12 years. Frontline Shipping is a subsidiary of Frontline Ltd. (“Frontline”), a related party, and the terms of the charters do not provide them with an option to terminate the charters before the end of their terms.
One of the Company’s offshore supply vessels is chartered on a long-term bareboat charter to DESS Cyprus Limited, a wholly-owned subsidiary of Deep Sea Supply Plc., a related party. Another of the Company's offshore supply vessels is chartered on a long term bareboat charter to Deep Sea Supply Shipowning II B.V., a wholly owned subsidiary of Deep Sea Supply BTG B.V., which is a joint venture owned 50% by Deep Sea Supply Plc. and 50% by BTG Pactual Oil & Gas Empreendimentos e Particapacoes S.A., or BTG Pactual. We refer to Deep Sea Supply Plc. and Deep Sea Supply BTG B.V. together as “Deep Sea”. The terms of the charters provide the charterer with various call options to acquire the vessels at certain dates throughout the charters, which expire in 2020.
The above assets (19 vessels) of the Company are accounted for as direct financing leases, all of which are leased to related parties. The following lists the components of the investments in direct financing leases as at June 30, 2015.

(in thousands of $)	June 30, 2015	December 31, 2014
Total minimum lease payments to be received	950,931	1,174,327
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(429,307)	(330,056)
Net minimum lease payments receivable	521,624	844,271
Estimated residual values of leased property (un-guaranteed)	239,002	239,002
Less: unearned income	(181,088)	(243,419)
	579,538	839,854
Less: deferred deemed equity contribution	—	(86,585)
Less: unamortized gains	—	(6,738)
Total investment in direct financing and sales-type leases	579,538	746,531

Current portion	38,165	37,517
Long-term portion	541,373	709,014
	579,538	746,531

On June 5, 2015, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II Limited, which relate to 12 VLCCs and five Suezmax tankers accounted for as direct financing leases. The amendments, which are presented in more detail in Note 14: Related Party Transactions, resulted in a reduction in minimum lease payments to be received and an increase in executory costs from July 1, 2015, onwards. These amendments, together with the $150.2 million fair value of Frontline shares received as compensation, are reflected in the above position as at June 30, 2015. Under the provisions of ASC Topic 840 “Leases”, the modifications to the lease agreements do not constitute new leases. In the course of re-stating the amended leases, it was concluded that the amortization of the deferred deemed equity contribution and other gains is no longer appropriate, and these items are now incorporated into the revised lease schedules.